                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 2nd day of February, 2001.

                                             /s/ David C. McCourt
                                             ______________________(SEAL)
                                             David C. McCourt

          Witness:

          /s/ Blair Turner
          ---------------------
              Blair Turner

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael A. Adams do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 2nd day of February, 2001.

                                                    /s/ Michael A. Adams
                                                    ______________________(SEAL)
                                                    Michael A. Adams


          Witness:

          /s/ Linda A. Toepel
          ---------------------------
              Linda A. Toepel

                          SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 9th day of February, 2001.

                                                    /s/ James Q. Crowe
                                                    ______________________(SEAL)
                                                    James Q. Crowe

          Witness:

          /s/ Dinah Sink
          -------------------
              Dinah Sink

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of January, 2001.

                                                    /s/ Michael J. Mahoney
                                                    ______________________(SEAL)
                                                    Michael J. Mahoney


          Witness:


          /s/ Kenneth E. Lee
          ----------------------
              Kenneth E. Lee

                          SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of January, 2001.

                                                    /s/ Stuart E. Graham
                                                    ______________________(SEAL)
                                                    Stuart E. Graham


          Witness:


          /s/ Camille D'Alessandro
          ------------------------
              Camille D'Alessandro

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of January, 2001.

                                                    /s/ Frank M. Henry
                                                    ______________________(SEAL)
                                                    Frank M. Henry


          Witness:


          /s/ Helen P. O'Neil
          -------------------
              Helen P. O'Neil

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 2nd day of February, 2001.



                                                    /s/ Richard R. Jaros
                                                    ______________________(SEAL)
                                                    Richard R. Jaros



          Witness:


          /s/ Linda Toepel
          ----------------
              Linda Toepel

                          SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 22nd day of January, 2001.

                                                    /s/ Daniel E. Knowles
                                                    ______________________(SEAL)
                                                    Daniel E. Knowles



          Witness:


          /s/ [ILLEGIBLE]
          ---------------
              [ILLEGIBLE]

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 22nd day of January, 2001.

                                                    /s/ David C. Mitchell
                                                    ______________________(SEAL)
                                                    David C. Mitchell



          Witness:


          /s/ Jean Mitchell
          -----------------
              Jean Mitchell

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 22nd day of January, 2001.

                                                    /s/ Eugene Roth
                                                    ______________________(SEAL)
                                                    Eugene Roth

          Witness:


          /s/ Betsy Lepole
          ----------------
              Betsy Lepole

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 2nd day of February, 2001.

                                                    /s/ Walter Scott, Jr.
                                                    ______________________(SEAL)
                                                    Walter Scott, Jr.



          Witness:



          /s/ Julie Haack
          ---------------
              Julie Haack

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Timothy J. Stoklosa do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 22nd day of January, 2001.

                                                    /s/ Timothy J. Stoklosa
                                                    ______________________(SEAL)
                                                    Timothy J. Stoklosa



          Witness:


          /s/ Lisa Calcagno
          -----------------
              Lisa Calcagno

                          SPECIFIC POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, John J. Whyte do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s, Senior Vice President and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2000, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of February, 2001.

                                                    /s/ John J. Whyte
                                                    ______________________(SEAL)
                                                    John J. Whyte



          Witness:


          /s/ [ILLEGIBLE]
          ---------------
              [ILLEGIBLE]